EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207

Supplement Dated June 29, 2020
To Prospectus Dated May 1, 2020

Important Information about

FormulaFolios US Equity Portfolio

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective immediately, the FormulaFolios US Equity Portfolio Subaccount (the “Subaccount”) is no longer available as an investment option under your Contract. The underlying fund of the Subaccount, FormulaFolios US Equity Portfolio (the “Fund”), was liquidated on June 29, 2020.

Contract Value allocated to the Subaccount and redemption proceeds received upon the Fund’s liquidation were reallocated to the Rydex VIF U.S. Government Money Market Subaccount, which invests in the Rydex VIF U.S. Government Money Market Fund. The investment objective of the Rydex VIF U.S. Government Money Market Fund is to provide security of principal, high current income, and liquidity. If you had instructions designating allocation to the Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocations were reallocated to the Rydex VIF U.S. Government Money Market Subaccount. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Subaccount), you need to submit a new form to our Administrative Office.

More detailed information regarding the investment objective, policies, risks, and expenses associated with the Rydex VIF U.S. Government Money Market Fund, and other relevant information, may be found in the respective fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York to obtain additional information, including a transfer request form or copies of the fund prospectus.

Please Retain This Supplement For Future Reference